Exhibit 10.26

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement (this “Amendment”), dated as of December 1, 2022, among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”), ROCKET MORTGAGE, LLC (the “Rocket Seller”) and ONE REVERSE MORTGAGE, LLC (the “One Reverse Seller” and together with the Rocket Seller, each, a “Seller” and, collectively, the “Sellers”).

RECITALS

The Buyer and Sellers are parties to that certain (a) Second Amended and Restated Master Repurchase Agreement, dated as of November 4, 2022 (the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of November 4, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or Pricing Letter, as applicable.

The Buyer and Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and Sellers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1    deleting the definition of “Mortgage Loan” in its entirety and replacing it with the following:

“Mortgage Loan” shall mean any first lien, one‑to‑four‑family residential mortgage loan (including Manufactured Home Loans) evidenced by a Mortgage Note and secured by a Mortgage, which Mortgage Loan is subject to a Transaction hereunder, which in no event shall include any mortgage loan which (a) is subject to Section 226.32 of Regulation Z or any similar state law (relating to high interest rate credit/lending transactions), (b) includes any single premium credit, life or accident and health insurance or disability insurance, or (c) is a High Cost Mortgage Loan.

1.2    adding the following definition of “Manufactured Home Loan” in its proper alphabetical order:

“Manufactured Home Loan” shall mean, any mortgage loan secured by a first lien, with respect to which the Mortgaged Property is a unit of new, pre-owned, or used housing consisting of a permanently affixed pre-manufactured home unit, which is treated as real estate under any Requirement of Law, including all accessions thereto and that includes the real property on which it is located, securing the indebtedness of the Mortgagor under the related mortgage loan and such mortgage loan conforms with the applicable Agency guidelines regarding mortgage loans related to manufactured dwellings.

SECTION 2.    Representations and Warranties. Schedule 1 to the Existing Repurchase Agreement is hereby amended by deleting paragraph (k) in its entirety and replacing it with the following:

(k) Location and Type of Mortgaged Property. Other than with respect to a leasehold estate, the Mortgaged Property is a fee simple property located in the state identified in the Mortgage Loan Schedule. Mortgaged Property that is a leasehold estate meets the guidelines of the applicable Agency, FHA, VA or HUD, as applicable. The Mortgaged Property consists of a single parcel of real property with a detached single family residence erected thereon, a townhouse, a two‑ to four‑family dwelling, an individual condominium or Co-op Unit in a low‑rise or high-rise condominium or Co-op Project, an individual unit in a planned unit development, a de minimis planned unit development, or a Manufactured Home Loan affixed to real property, and that, except with respect to a Manufactured Home Loan, no residence or dwelling is (i) a mobile home or (ii) a manufactured home, provided, however, that any condominium or Co-op Unit or planned unit development shall not fall within any of the “Ineligible Projects” of part VIII, Section 102 of the Fannie Mae Selling Guide and shall conform with the Approved Underwriting Guidelines. The Mortgaged Property is not raw land. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the entire Mortgaged Property has not been altered for commercial purposes and no portion of the Mortgaged Property is storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes.

SECTION 3.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

(i)    Buyer shall have received this Amendment, executed and delivered by duly authorized officers of the Buyer and Sellers;

(ii)    Buyer shall have received that certain Amendment No. 1 to the Pricing Letter, executed and delivered by duly authorized officers of Buyer and Sellers; and

(iii)    such other documents as the Buyer or counsel to the Buyer may reasonably request.

Section 4.    Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase

Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

Section 5.    Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that, giving effect to this Amendment, such Seller is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement. Each Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against such Seller in accordance with its terms.

Section 6.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Section 7.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Section 8.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature. The original documents shall be promptly delivered, if requested.

Section 9.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 1.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND

DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLERS SHALL BE GOVERNED BY E-SIGN.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.
UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer
By: /s/ Kathleen Donovan
Name: Kathleen Donovan Title: Managing Director
By: /s/ Chi Ma
Name: Chi Ma
Title: Executive Director

ROCKET MORTGAGE, LLC, as a Seller

By: /s/ Brian Brown_______________
Name: Brian Brown Title: Treasurer

ONE REVERSE MORTGAGE, LLC,
as a Seller

By: /s/ Michael Stidham____________
Name: Michael Stidham Title: President

Signature Page to Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement